SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                FORM 8-K/A
                        AMENDMENT NO. 2 TO FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             January 22, 2001

                   NATIONAL HEALTH & SAFETY CORPORATION
          (Exact name of registrant as specified in its charter)


          UTAH                        0-24778                  87-0505222

State or other jurisdiction of    (Commission File Number)  (IRS Employer
incorporation or organization)                              Identification No.)


                       3811 BEE CAVE ROAD, SUITE 210
                            AUSTIN, TEXAS 78746
                  (Address of principal executive office)

                Issuer's telephone number:  (512) 328-0433


We have previously reported the acquisition of MedSmart Healthcare Network, Inc. on Form 8-K dated January 22, 2001. This second amendment to the January 22, 2001 Form 8-K provides audited financial statements of the acquired company for 1999 and 2000 for MedSmart and pro forma financial information for National Health & Safety Corporation, reflecting this acquisition. The 1999 and 2000 MedSmart financial statements are not presented in comparative format because the length of those fiscal years (from inception, May 12, 1999, to December 31, 1999, and from January 1, 2000, to December 31, 2000) are not comparable.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

For a list of financial statements, see "Index to Financial Statements and Supplementary Data" which is part of the Financial Statements which follow page 3 and incorporated herein by reference.

EXHIBITS

2.1* Fourth Amended Joint Plan of Reorganization, In Re: National Health &
     Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000, incorporated by reference to the Company's report on Form 8-K dated November 28, 2000.

2.2* Fourth Amended Disclosure Statement, In Re: National Health & Safety
     Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000.

2.3* Asset Purchase Agreement by and between MedSmart Healthcare Network,
     Inc., as Seller and National Health & Safety Corporation, as
     Purchaser, January 22, 2001.

2.4* Order confirming Fourth Amended Joint Plan of Reorganization, dated
     November 27, 2000.

3.1* Amended and Restated Articles of Incorporation, filed with the Utah
     Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

3.2* Bylaw Amendment, adopted on January 22, 2001.

4.1* Certificate of Designation for Series A Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.2* Certificate of Designation for Series B Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.3* Warrant Agreement, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.4* Class A Warrant Certificate, dated January 22, 2001.

4.5* Class B Warrant Certificate, dated January 22, 2001.

21.1* Subsidiaries of the Registrant- MedSmart Healthcare Networks, Inc.

----------

* Previously filed as an exhibit to the Company's report on Form 8-K dated January 22, 2001 and incorporated by reference herein.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL HEALTH & SAFETY CORPORATION


Date: April 3, 2001      By:       /S/ GARY DAVIS
                                Gary Davis, President

                       INDEX TO FINANCIAL STATEMENTS
                          AND SUPPLEMENTARY DATA


                       MEDSMART HEALTHCARE NETWORK, INC.
                         1999 FINANCIAL INFORMATION

MEDSMART 1999 IDEPENDENT AUDITORS' REPORT                       F-2
MEDSMART FINANCIAL STATEMENTS                                   F-3
    1999 Balance Sheet                                          F-3
    1999 Statements of Operations                               F-4
    1999 Statements of Stockholder's Equity                     F-5
    1999 Statements of Cash Flows                               F-6
    1999 Notes to the Financial Statements                      F-7

                       MEDSMART HEALTHCARE NETWORK, INC.
                         2000 Financial Information

MEDSMART 2000  INDEPENDENT AUDITORS' REPORT                    F-15
MEDSMART FINANCIAL STATEMENTS                                  F-16
    2000 Balance Sheet                                         F-16
    2000 Statements of Operations                              F-17
    2000 Statements of Stockholder's Equity                    F-18
    2000 Statements of Cash Flows                              F-19
    2000 Notes to the Financial Statements                     F-20

                    NATIONAL HEALTH & SAFETY CORPORATION AND
                       MEDSMART HEALTHCARE NETWORK, INC.

UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET                  P-1
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME            P-3
EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT                P-4

                     1999 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of MedSmart Healthcare Network, Inc.

We have audited the accompanying balance sheet of MedSmart Healthcare Network, Inc. (a Nevada corporation) (a development stage company) as of December 31, 1999, and the related statements of operations, stockholders' equity, and cash flows for the period May 12,1999 (inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedSmart Healthcare Network, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the period May 12, 1999 (inception) through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced liquidity problems. These conditions raise questions about the Company's ability to continue as a going concern. Management's plans in regard to those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Sprouse & Winn, L.L.P.
Austin, Texas

March 2, 2001

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                            1999 BALANCE SHEET
                             DECEMBER 31, 1999

ASSETS

CURRENT ASSETS
   Cash	                                             $    4,956
   Note and Debtor in Possession receivables, net	      231,200
                                                         ----------

      Total Current Assets                                  236,156
                                                         ----------
PROPERTY AND EQUIPMENT, net                                  20,747
                                                         ----------

OTHER ASSETS
   POWERx Brand Acquisition Costs	                         90,593
   Software Development	                                    202,815
   Less:  accumulated amortization                           (4,954)
                                                         ----------
                                                            288,454
   Deposits                                                   6,548
                                                         ----------
      Total Other Assets, net                               295,002
                                                         ----------

TOTAL ASSETS                                             $  551,905
                                                         ==========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable (including $24,839 to affiliates) $ 33,332 Notes payable to affiliates (including accrued
     interest of $12,485)                                   557,485
   Advances payable to affiliates                            65,074
                                                         ----------
      Total Current Liabilities                             655,891
                                                         ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock; 100,000,000 shares authorized at
     $.01 par value, 4,025,000 shares issued
     and outstanding                                         40,250
   Additional paid-in capital                                60,000
   Deficit accumulated during the development stage        (204,236)
                                                         ----------
          Total Stockholders' Equity (Deficit)	           (103,986)
                                                         ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	     $551,905
                                                         ==========




           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       1999 STATEMENT OF OPERATIONS


                                           From Inception May 12, 1999
                                               to December 31, 1999
                                           ---------------------------

REVENUE
   Membership income                                       $    13,143

COST OF SALES                                                    7,348
                                                           -----------

GROSS PROFIT                                                     5,795
                                                           -----------

EXPENSES
   General and administrative                                  191,760
   Depreciation and amortization                                 5,786
   Interest                                                     12,485
                                                           -----------
TOTAL EXPENSES                                                 210,031
                                                           -----------
Net loss before provision for income taxes                    (204,236)

Provision for income taxes                                         -0-
                                                           -----------
NET LOSS                                                      (204,236)
                                                           ===========
LOSS PER SHARE:
  Basic                                                   $       (.05)
                                                           ===========
  Weighted average shares outstanding - basic                4,001,717









           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                  1999 STATEMENT OF STOCKHOLDERS' EQUITY


            FROM INCEPTION ON MAY 12, 1999 TO DECEMBER 31, 1999

                                                                       Deficit
                               Common Stock           Additional    Accumulated
                                                      Paid-In        During the
                                                      Capital       Development
                                                                       Stage


                              SHARES      AMOUNT
Issuance of common stock,
   for cash                   4,000,000    $40,000  $  60,000        $     -0-
Issuance of common stock
   for consulting services       25,000        250        -0-              -0-
Net loss for the period
   from inception (May 12,
   1999) through December
   31, 1999                         -0-        -0-        -0-              -0-
                              ---------    -------   --------         --------
Balance at December 31,
1999                          4,025,000    $40,250   $ 60,000         $(204,236)







              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       1999 STATEMENT OF CASH FLOWS


                                           From Inception May 12, 1999
                                               to December 31, 1999
                                           ---------------------------
Cash Flows From Operating Activities
   Net loss                                                 $(204,236)
   Depreciation and amortization                                5,786
   (Increase) in other assets                                (299,956)
   Increase in accounts payable                                33,332
   Increase in accrued expenses                                12,485
   Increase in other liabilities                               65,074
   Stock issued for services                                      250
                                                            ---------
       Net Cash Used by Operating Activities                 (387,265)
                                                            ---------
Cash Flows From Investing Activities
   Issuance of note receivable                               (231,200)
   Purchase of fixed assets                                   (21,579)
                                                            ---------
     Net Cash Used by Investing Activities                   (252,779)
                                                            ---------

Cash Flows From Financing Activities
   Issuance of common stock                                   100,000
   Proceeds from note payable                                 545,000
                                                            ---------
     Net Cash Provided by Financing Activities                645,000
                                                            ---------
Net Increase In Cash                                            4,956

Cash at Beginning of Period                                       -0-
                                                            ---------
Cash at End of  Period                                      $   4,956
                                                            =========

Supplemental cash flow information:
Cash Paid For:
   Interest                                                 $     -0-
                                                            =========
   Income Taxes                                             $     -0-
                                                            =========
Non-Cash Transactions:
   Stock issued for services                                $     250
                                                            =========



              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A Development Stage Company)

                  1999 NOTES TO THE  FINANCIAL STATEMENTS

                             December 31, 1999


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

MedSmart Healthcare Network, Inc., a Nevada corporation, (the Company) was incorporated on May 12, 1999. The Company's principal business activities consist of the marketing and distribution of the POWERx memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages.

In October 1999, the Company acquired the rights to the POWERx brand name from National Health & Safety Corporation ("NHLT") which, at that time, was operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Pennsylvania. The sale of the POWERx brand name by NHLT and acquisition by the Company was approved by the bankruptcy court in August 1999.

DEVELOPMENT STAGE

The Company is a development stage company as defined by SFAS No. 7. As a development stage company, the Company devotes most of its activities to raising capital in order to fully implement the marketing and distribution plan as contemplated in NHLT confirmed Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000 and implemented on January 22, 2001. (See "Subsequent Notes" footnote included herein.)

BASIS OF ACCOUNTING

The Company recognizes income and expenses according to the accrual method of accounting. Expenses are recognized when performance is substantially complete and income is recognized when earned. Earnings (loss) per share are computed based on the weighted average method. The fiscal year of the Company ends December 31 of each year.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

NON-MONETARY TRANSACTIONS

Non-monetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for assets. These transactions are recorded at fair market value as determined by management.

FIXED ASSETS

Fixed  assets are stated at  cost.   Depreciation  is  provided  using  the
straight-line method, over the estimated useful lives of the assets. Estimated useful lives are as follows:

                           Computer Equipment     3 years
                           Furniture and Fixtures 5 years
                           Office Equipment       5 years
                           Leasehold Improvements 2-3 years

Upon sale, retirement or abandonment of assets, the related cost and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in income. Repairs and maintenance expenditures, which do not extend asset lives, are expensed as incurred. Repairs and maintenance expense for 1999 was $1,714.

INTANGIBLE ASSETS

Intangible assets, which consist of POWERx brand rights and proprietary software, are periodically reviewed by management to evaluate the future economic benefits or potential impairments, which may affect their recorded values. POWERx brand rights are being amortized over 5 years, while software development costs are being amortized over 3 years. If the projected undiscounted future cash flows related to the intangible assets are less than the recorded value, the intangible assets are written down to fair value.

ACCOUNTING FOR ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings (losses) involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2    GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a working capital deficiency of $419,735, an accumulated deficit of $204,236 as of December 31, 1999, and a net loss for the year then ended of $204,236. Accordingly, its ability to continue as a going concern is dependent on obtaining capital and financing for its planned marketing and distribution of the POWERx memberships through the Company's benefits network. The Company plans to secure financing for its acquisition strategy through the sale of its equity or issuance of debt. However, there is no assurance that they will be successful in their efforts to raise capital or secure other financing. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE 3    INCOME TAXES

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no material temporary differences at December 31, 1999 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

The Company had cumulative net operating loss carryforwards of approximately $200,000, at December 31, 1999. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates, of $40,000, at December 31, 1999, have been offset by valuation reserves of the same amount.

The net operating losses are subject to various limitations imposed by the Internal Revenue Service and begin to expire in the year 2019.

NOTE 4    RELATED PARTY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $81,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $2,769.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $158,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $3,377.

During the year ended December 31, 1999, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $306,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 1999, is $6,339.

On October 21, 1999, the Company loaned $10,000 to an employee. The maturity date of the loan was October 31, 2000. The interest rate is 10.5% and default interest rate is 18%. The Note Receivable is unpaid at December 31, 1999.

NOTE 5    NONMONETARY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. These shares and the related consulting services expense were valued at the par value of the stock issued. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

NOTE 6    FIXED ASSETS

Fixed assets consist of the following:

                 Computer equipment       $  7,329
                 Furniture and fixtures      3,650
                 Leasehold improvements     10,600
                                          --------
                                            21,579
                 Less:
                 Accumulated depreciation
                 and amortization             (832)
                                          --------
                                          $ 20,747
                                          ========

Amortization expense on leasehold improvements for 1999 is $353.

NOTE 7    INTANGIBLE ASSETS

          POWERx Brand Acquisition Costs               $  90,593
          Software Development Costs                     202,815
                                                       ---------
                                                         293,408
          Less:  Accumulated Amortization                 (4,954)
                                                       ---------

          Intangible assets, net of accumulated
            amortization                               $ 288,454
                                                       =========

Amortization expense, related to intangible assets, charged to operations for 1999 was $4,954.

NOTE 8    NOTE AND DEBTOR IN POSSESSION RECEIVABLES

Note and Debtor in Possession receivables are valued at net realizable value, which approximates fair market value. The Company had the following receivables:

           Debtor in Possesion Receivable - NHLT       $ 221,200

           Note receivable from an employee               10,000
                                                       ---------
                                                         231,200
           Less allowances                                   -0-
                                                       ---------
           Notes Receivable - net realizable value     $ 231,200
                                                       =========

NOTE 9     NOTES PAYABLE TO AFFILIATES

A note with an affiliated limited partnership.  The note
accrues interest at 10% per annum.  The note will convert
to equity capital upon implementation of the Plan.           $  81,000

A note with an affiliated limited partnership.  The note
accrues interest at 10% per annum.  The note will convert to
equity capital upon implementation of the Plan.                158,000

A note with an affiliated limited partnership.  The note
accrues interest at 10% per annum.  Substantially all of the note will convert to equity capital upon implementation of the
Plan while any remainder will be converted to a new note
payable with an interest rate of 9% per annum and maturity
date 12 months after issuance.                                 306,000
                                                              --------
Total Notes Payable                                            545,000
Accrued interest on the above notes                             12,485
                                                              --------
Total Notes Payable and Accrued Interest                      $557,485
                                                              ========

NOTE 10   FAIR VALUES OF FINANCIAL INSTRUMENTS

The following listing of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments." The carrying amounts and fair value of the Company's financial instruments at December 31, 2000, are as follows:

                                                      DECEMBER 31, 1999
                                                     Carrying      Fair
                                                      AMOUNT      VALUES
                                                     ---------   --------

Cash                                                 $  4,956    $  4,956
Note and Debtor in possession receivables            $231,200    $231,200
Notes payable and accrued interest due to Affiliates $557,485    $557,485

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH
----

The carrying amounts reported on the balance sheet for cash and cash equivalents approximate their fair value.

NOTE AND DEBTOR IN POSSESSION RECEIVABLES
-----------------------------------------

Note and Debtor in Possession receivable are valued at net realizable value, which approximates fair market value.

NOTES PAYABLE TO AFFILIATES
---------------------------

The fair values of notes payable are estimated using discounted cash flow analyses based on the Company's incremental borrowing rate as the discount rate.

NOTE 11   LEASE OBLIGATIONS

OPERATING LEASES
----------------

The Company is obligated under non-cancelable operating leases for office space. Rent expense was $38,389 for 1999.

Future minimum rentals are as follows:

                                2000  $  57,877
                                2001     56,351
                                2002     29,346
                                      ---------
                                Total  $143,574

NOTE 12   COMMITMENTS AND CONTINGENCIES

As a part of a software development agreement, dated September 1, 1999, the Company is commited to paying royalties on net POWERx revenues of 8% and 10% on new membership cards and transaction cards, respectively, and 8% on all renewal POWERx revenues for as long as the software development agreement is in place. The Company may terminate the software agreement with 30 days notice.

As a part of the Company's purchase of the POWERx rights in October 1999, the Company is obligated to NHLT to pay 10% of new net POWERx revenues, or at the Company's option, a fixed one-time fee of

$2.50 per card, and for renewal cards the Company pays to NHLT 4% of renewal net POWERx revenues, or again at the Company's option, a fixed one-time fee of $1.00 per renewal card.

Various claims may be asserted or threatened to be asserted against the Company in the normal course of business. In the event such claims are asserted and the Company believes such claims have no merit, the Company will vigorously defend these claims. The Company is not aware of any claims asserted or threatened to be asserted against the Company and no provision for claims have been made in these financial statements.

NOTE 13   SUBSEQUENT EVENTS

On  January  22,  2001,  the  Company  was  acquired  for a majority of the
outstanding  common  stock  of  NHLT pursuant to the Plan.   The  Plan  was
confirmed on November 27, 2000, and implemented on January 22, 2001.

Pursuant to the Plan, substantially all of the Notes Payable to Affiliates, including accrued interest on the notes, and the Advances Payable to Affiliates, $1,357,614, $114,358 and $108,177, respectively, at December 31, 2000, were converted to equity capital of the Company on January 22, 2001.

Furthermore, the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT. The Company then became a wholly owned subsidiary of NHLT and the Company's former stockholders now collectively hold 130,000,000 of New Common Stock of NHLT.

Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT New Common Stock for $600,000 cash ($.0133 per share). The five investors included three family partnerships and one individual, all of whom were Company stockholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange of the Company's shares, each of these purchasers will become holders of more than 5% of NHLT common stock after implementation of the Plan. All of the 45,000,000 shares and the 130,000,000 of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.

In February 2000, in connection with various consulting agreements with affiliates, the Company issued various Warrant Purchase Agreements, that granted the right to purchase 300,000 shares at an exercise price of $.30 per share and 150,000 common shares at an exercise price of $.70 per share. These Warrant Purchase Agreements were all converted to common stock in 2001 as a part of the acquisition of MedSmart by NHLT.

As contemplated by the Plan, the former Company shareholders will own a majority of the shares of NHLT outstanding stock and be able to control future stockholder votes, including election of directors.

CAPITAL LEASES
--------------

Subsequent to year-end the Company entered into capital leases for computer and office equipment. Payments are due monthly and include interest which ranges from 10.5% to 20%. Future minimum payments due under the capital leases are as follows:

                     2000                 $10,447
                     2001                  10,960
                     2002                  10,960
                     2003                   5,316
                     2004                   4,802
                                         --------
                                           42,485

    Less amounts representing interest    (10,060)
                                         --------
    Obligations due under capital leases $ 32,425
                                         ========

                     2000 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of MedSmart Healthcare Network, Inc.

We have audited the accompanying balance sheet of MedSmart Healthcare Network, Inc. (a Nevada corporation) (a development stage company) as of December 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the year then ended and for the period May 12,1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedSmart Healthcare Network, Inc. as of December 31, 2000, and the results of its operations and its cash flows for the year then ended and for the period May 12, 1999 (inception) through December 31, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses since its inception and has experienced liquidity problems. These conditions raise questions about the Company's ability to continue as a going concern. Management's plans in regard to those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Sprouse & Winn, L.L.P.
Austin, Texas

March 2, 2001

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                            2000 BALANCE SHEET
                             DECEMBER 31, 2000

                                    ASSETS

CURRENT ASSETS
   Cash	                                             $    4,361
   Accounts receivable                                          542
   Note and Debtor in Possession receivables, net	      255,750
                                                         ----------

      Total Current Assets                                  260,653
                                                         ----------
PROPERTY AND EQUIPMENT, net                                  53,367
                                                         ----------

OTHER ASSETS
   POWERx Brand Acquisition Costs	                        210,593
   Software Development	                                    206,639
   Less:  accumulated amortization                           (4,954)
                                                         ----------
                                                            316,279
   Deposits                                                   6,593
                                                         ----------
      Total Other Assets, net                               322,872
                                                         ----------

TOTAL ASSETS                                             $  636,892
                                                         ==========


                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
   Accounts payable (including $24,839 to affiliates) $ 99,092 Notes payable to affiliates (including accrued
     interest of $114,358)                                1,471,972
   Advances payable to affiliates                           108,177
   Capital leases payable - current portion                  10,960
                                                         ----------
      Total Current Liabilities                           1,690,201
                                                         ----------
CAPITAL LEASE PAYABLE - net of current portion               15,091
                                                         ----------
      Total Liabilities                                   1,705,292
                                                         ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
   Common stock; 100,000,000 shares authorized at
     $.01 par value, 4,094,455 shares issued
     and outstanding                                         40,945
   Additional paid-in capital                               159,555
   Deficit accumulated during the development stage      (1,268,900)
                                                         ----------
          Total Stockholders' Equity (Deficit)           (1,068,400)
                                                         ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	   $  636,892
                                                         ==========

           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       2000 STATEMENTS OF OPERATIONS

                                  For the Year Ended  From Inception May 12, 1999
                                  December 31, 2000      to December 31, 1999
                                  ------------------  ---------------------------
REVENUE
   Membership income                $     49,996                  $    63,139

COST OF SALES                             12,911                       20,259
                                    ------------                  -----------

GROSS PROFIT                              37,085                       42,880
                                    ------------                  -----------

EXPENSES
   General and administrative            886,444                    1,058,204
   Depreciation and amortization         119,352                      125,138
   Interest                              115,953                      128,438
                                    ------------                  -----------
TOTAL EXPENSES                         1,101,749                    1,311,780
                                    ------------                  -----------

Net loss before provision for
  income taxes                        (1,064,664)                  (1,268,900)

Provision for income taxes                   -0-                          -0-
                                    ------------                  -----------
NET LOSS                            $ (1,064,664)                 $(1,268,900)
                                    ============                  ===========
LOSS PER SHARE:
  Basic                             $       (.26)                 $       (.31)
                                    ============                  ===========
  Weighted average shares
    outstanding - basic                4,091,426                    4,001,717
                                    ============                  ===========


           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                  2000 STATEMENTS OF STOCKHOLDERS' EQUITY
            FROM INCEPTION ON MAY 12, 1999 TO DECEMBER 31, 2000

                                                                       Deficit
                               Common Stock           Additional    Accumulated
                                                      Paid-In        During the
                                                      Capital       Development
                                                                       Stage
                              SHARES      AMOUNT
Issuance of common stock,
   for cash                   4,000,000    $40,000  $  60,000        $     -0-

Issuance of common stock
   for consulting services       25,000        250        -0-              -0-

Net loss for the period
   from inception (May 12,
   1999) through December
   31, 1999                         -0-        -0-        -0-              -0-
                              ---------    -------   --------         ----------
Balance at December 31,
1999                          4,025,000    $40,250   $ 60,000         $(204,236)

Issuance of common stock
   for consulting services       25,000        250        -0-              -0-
                              ---------    -------   --------         ----------
Issuance of common stock,
   for cash                      44,455        445     99,555              -0-

Net loss for the year
   ended December 31,
   2000                             -0-        -0-        -0-         (1,064,664)
                              ---------    -------   --------         ----------

Balance at December 31,
   2000                       4,094,455    $40,945   $159,555         $(1,268,900)
                              =========    =======   ========         ===========


              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       2000 STATEMENTS OF CASH FLOWS

                                  For the Year Ended  From Inception May 12, 1999
                                  December 31, 2000      to December 31, 1999
                                  ------------------  ---------------------------

Cash Flows From Operating Activities
   Net loss                            $(1,064,664)              $(1,268,900)
   Depreciation and amortization           119,352                   125,138
   (Increase in accounts receivables          (542)                     (542)
   (Increase) in other assets             (123,869)                 (423,825)
   Increase in accounts payable             65,760                    99,092
   Increase in accrued expenses            101,873                   114,358
   Increase in other liabilities            43,103                   108,177
   Stock issued for services                   250                       500
                                       ------------              ------------
    Net Cash Used by Operating
      Activities                          (858,737)               (1,246,002)

Cash Flows From Investing Activities
   Issuance of note receivable             (24,550)                 (255,750)
   Purchase of fixed assets                (23,548)                  (45,127)
                                       ------------              ------------
     Net Cash Provided (Used) by
      Investing Activities                 (48,098)                 (300,877)

Cash Flows From Financing Activities
   Issuance of common stock                100,000                   200,000
   Proceeds from note payable              812,614                 1,357,614
   Principal payments on capital
     lease payable                          (6,374)                   (6,374)
                                       ------------              ------------
     Net Cash Provided by Financing
       Activities                          906,240                 1,551,240
                                       ------------              ------------

Net Increase (Decrease) in Cash               (595)                    4,361

Cash at Beginning of Period                  4,956                       -0-
                                       ------------              ------------
Cash at End of Period                    $   4,361                $    4,361
                                       ============              ============

Supplemental cash flow information:
Cash Paid For:
   Interest                              $  14,080                $   14,080
                                       ============              ============
   Income Taxes                          $     -0-                $      -0-
                                       ============              ============

Non-Cash Transactions:
   Stock issued for services             $     250                $      500
                                       ============              ============
   Purchase of equuipment under
     a capital lease                     $  32,045                $   32,425
                                       ============              ============



           SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS

                     MEDSMART HEALTHCARE NETWORK, INC.
                       (A Development Stage Company)

                  2000 NOTES TO THE  FINANCIAL STATEMENTS
                             December 31, 2000


NOTE 1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

MedSmart Healthcare Network, Inc., a Nevada corporation, (the Company) was incorporated on May 12, 1999. The Company's principal business activities consist of the marketing and distribution of the POWERx memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages.

In October 1999, the Company acquired the rights to the POWERx brand name from National Health & Safety Corporation ("NHLT") which, at that time, was operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Eastern District of Pennsylvania. The sale of the POWERx brand name by NHLT and acquisition by the Company was approved by the bankruptcy court in August 1999.

DEVELOPMENT STAGE

The Company is a development stage company as defined by SFAS No. 7. As a development stage company, the Company devotes most of its activities to raising capital in order to fully implement the marketing and distribution plan as contemplated in NHLT's confirmed Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001. (See "Subsequent Notes" footnote included herein.)

BASIS OF ACCOUNTING

The Company recognizes income and expenses according to the accrual method of accounting. Expenses are recognized when performance is substantially complete and income is recognized when earned. Earnings (loss) per share are computed based on the weighted average method. The fiscal year of the Company ends December 31 of each year.

CASH AND CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.

     NON-MONETARY TRANSACTIONS

Non-monetary transactions are transactions for which no cash was exchanged and for which shares of common stock were exchanged for assets. These transactions are recorded at fair market value as determined by management.

ACCOUNTS RECEIVABLE

Accounts receivable are shown net of the allowance for doubtful accounts. The allowance for doubtful accounts was determined to be $-0-, at December 31, 2000.

FIXED ASSETS

Fixed  assets  are stated at cost.   Depreciation  is  provided  using  the
straight-line method, over the estimated useful lives of the assets. Estimated useful lives are as follows:

                           Computer Equipment     3 years
                           Furniture and Fixtures 5 years
                           Office Equipment       5 years
                           Leashold Improvements  2-3 years

Upon sale, retirement or abandonment of assets, the related cost and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in income. Repairs and maintenance expenditures, which do not extend asset lives, are expensed as incurred. Repairs and maintenance expense for 2000 was $8,297.

INTANGIBLE ASSETS

Intangible assets, which consist of POWERx brand rights and proprietary software, are periodically reviewed by management to evaluate the future economic benefits or potential impairments, which may affect their recorded values. POWERx brand rights are being amortized over 5 years, while software development costs are being amortized over 3 years. If the projected undiscounted future cash flows related to the intangible assets are less than the recorded value, the intangible assets are written down to fair value.

ACCOUNTING FOR ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. In these financial statements, assets, liabilities, and earnings (losses) involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2    GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a working capital deficiency of $1,429,548, an accumulated deficit of $1,268,900 as of December 31, 2000, and a net loss for the year then ended of $1,064,664. Accordingly, its ability to continue as a going concern is dependent on obtaining capital and financing for its planned marketing and distribution of the POWERx memberships through the Company's benefits network. The Company plans to secure financing for its acquisition strategy through the sale of its equity or issuance of debt. However, there is no assurance that they will be successful in their efforts to raise capital or secure other financing. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE 3    INCOME TAXES

The Company has adopted Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes." Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" requires an asset and liability approach for financial accounting and reporting for income tax purposes. This statement recognizes (a) the amount of taxes payable or refundable for the current year and (b) deferred tax liabilities and assets for future tax consequences of events that have been recognized in the financial statements or tax returns.

Deferred income taxes result from temporary differences in the recognition of accounting transactions for tax and financial reporting purposes. There were no material temporary differences at December 31, 2000 and earlier years, and accordingly, no deferred tax liabilities have been recognized for all years.

The Company had cumulative net operating loss carryforwards of approximately $1,000,000, at December 31, 2000. No effect has been shown in the financial statements for the net operating loss carryforwards as the likelihood of future tax benefit from such net operating loss carryforwards is not presently determinable. Accordingly, the potential tax benefits of the net operating loss carryforwards, estimated based upon current tax rates, of $200,000, at December 31, 2000, have been offset by valuation reserves of the same amount.

The net operating losses are subject to various limitations imposed by the Internal Revenue Service and begin to expire in the year 2019.

NOTE 4    RELATED PARTY TRANSACTIONS

 On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

 On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000, for $300,000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000 whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

 During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $111,214. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $11,373.

 During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $498,000. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $34,926.

 During the year ended December 31, 2000, the Company had a series of notes payable (the "Notes") to an affiliate in the amount of $448,400. The proceeds from the Notes were used by the Company for working capital purposes. The interest rate on the Notes is 10% and the accrued interest payable to the affiliate at December 31, 2000, is $44,059.

 On October 21, 1999, the Company loaned $10,000 to an employee. The maturity date of the loan was October 31, 2000. The interest rate is 10.5% and default interest rate is 18%. The Note Receivable is unpaid at December 31, 2000.

NOTE 5    NONMONETARY TRANSACTIONS

On December 1, 1999, the Company and an affiliate entered into a Consulting Services Agreement ("Agreement") for a term of six months. The consulting services provided by the affiliate included but were not limited to the development and management of the growth of the Company and the promotion of its products. The terms of payment to the affiliate were cash payments of $7,500 per month plus out of pocket expenses. The Agreement also provided for 25,000 common shares of the Company issued to the affiliate on December 15, 1999, and 25,000 common shares of the Company issued to the affiliate on January 15, 2000. These shares and the related consulting services expense were valued at the par value of the stock issued. Also, the Agreement provided for a warrant issued to the affiliate that granted the affiliate the right to purchase 300,000 of the Company's common stock exercisable at $.30 per share. The warrant expires on December 1, 2004.

On February 29, 2000, the Company and an affiliate entered into a Promissory Note (the "Note") with a maturity date of August 15, 2000. The interest rate on the Note is 10% per annum and there is a default interest rate of 18% per annum. The purpose of the Note was to provide the Company with operating capital. The Company paid the affiliate $10,000 in interest through June 30, 2000, and at December 31, 2000, the principal was unpaid with accrued interest of $24,000. The Note was collateralized by a Security Agreement and Pledge, dated February 29, 2000, whereby the Company pledged 1,000,000 of its common shares to the affiliate. In addition, the Company issued a Warrant Purchase Agreement, dated February 29, 2000, to the affiliate that granted the affiliate a right to purchase 150,000 common shares of the Company at an exercise price of $.70 per share. The expiration of the warrant is January 1, 2005.

NOTE 6    FIXED ASSETS

          Fixed assets consist of the following:

          Computer equipment                        $  25,447
          Furniture and fixtures                       11,947
          Office equipment                             23,490
          Leasehold improvements                       16,668
                                                    ---------
                                                       77,552
          Less:
          Accumulated depreciation and amortization   (24,185)
                                                    ---------
                                                      $53,367
                                                    =========

Included  in  computer  and  office equipment are assets held under capital
lease agreements in the amount  of  $32,425.   Accumulated  amortization on
these assets is $8,326.

Amortization expense on leasehold improvements for 2000 is $7,587.

NOTE 7    INTANGIBLE ASSETS

          POWERx Brand Acquisition Costs                 $206,639
          Software Development Costs                      210,593
                                                         --------
                                                          417,232
          Less:  Accumulated Amortization                (100,953)
                                                         --------

          Intangible assets, net of accumulated
            amortization                                 $316,279
                                                         ========

Amortization expense, related to intangible assets, charged to operations for 2000 was $ 95,999.

NOTE 8    NOTE AND DEBTOR IN POSSESSION RECEIVABLES

Note and Debtor in Possession receivables are valued at net realizable value, which approximates fair market value. The Company had the following receivables:

                 Debtor in Possession Receivable-NHLT   $255,750
                 Note receivable from an employee         10,000
                                                        --------
                                                         265,750
                 Less allowances                         (10,000)
                                                        --------

                 Notes Receivable - net  realizable
                   value                                $255,750
                                                        ========

NOTE 9     NOTES PAYABLE TO AFFILIATES

A  note with affiliated entity.  The note accrues interest at a current rate of 10% per annum and a default rate of 18% per
annum.   This note is collateralized by a pledge of 1,000,000 $  300,000 shares of the Company's common stock. The note will convert to equity upon implementation of the Plan.

A note with  an  affiliated  limited  partnership.   The note
accrues interest at 10% per annum.  The note will convert  to    111,214
equity capital upon implementation of the Plan.

A  note  with  an  affiliated  limited partnership.  The note
accrues interest at 10% per annum.   The note will convert to    498,000
equity capital upon implementation of the Plan.

A  note  with  an affiliated limited partnership.   The  note
accrues interest  at  10%  per annum.  A portion of note will convert to equity capital upon implementation of the Plan and 448,400 the remainder will be converted to a new note payable with an -------- interest rate of 9% per annum and maturity date 12 months after issuance.
Total Notes Payable                                            1,357,614
Accrued interest on the above notes                              114,358
                                                              ----------
Total Notes Payable and Accrued Interest                      $1,471,972
                                                              ==========

NOTE 10   FAIR VALUES OF FINANCIAL INSTRUMENTS

The following listing of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No. 107, "Disclosure About Fair Value of Financial Instruments." The carrying amounts and fair value of the Company's financial instruments at December 31, 2000, are as follows:

                                                DECEMBER 31, 2000
                                       CARRYING AMOUNT      FAIR VALUES
                                       ---------------      -----------

              Cash                        $    4,361        $     4,361
              Accounts receivable                542                542
              Note and Debtor in
               Possession receivables        255,750            255,750
              Notes payable and accrued
               interest due to Affiliates $1,471,972        $ 1,471,972

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH
----

The carrying amounts reported on the balance sheet for cash and cash equivalents approximate their fair value.

ACCOUNTS RECEIVABLE
-------------------

The carrying amounts reported on the balance sheet for accounts receivable are reported at net realizable value.

NOTE AND DEBTOR IN POSSESSION RECEIVABLES
-----------------------------------------

Note and Debtor in Possession receivable are valued at net realizable value, which approximates fair market value.

NOTES PAYABLE TO AFFILIATES
---------------------------

The fair values of notes payable are estimated using discounted cash flow analyses based on the Company's incremental borrowing rate as the discount rate.

NOTE 11   LEASE OBLIGATIONS

Operating Leases

The Company is obligated under non-cancelable operating leases for office space. Rent expense was $ 83,481 for 2000.

Future minimum rentals are as follows:

                                 2001  $56,351
                                 2002  $29,346
                                       -------
                                 Total $85,697
                                       =======

Capital Leases

The Company is obligated under capital leases for computer and office equipment. Payments are due monthly and include interest which ranges from 10.5% to 20%. Future minimum payments due under the capital leases are as follows:

                        2001                            $ 10,960
                        2002                              10,960
                        2003                               5,316
                        2004                               4,802
                                                        --------
                                                          32,038

           Less amounts representing interest             (5,987)
                                                        --------

           Present value of minimum lease payments        26,051
           Less current installments                     (10,960)
                                                        --------
           Obligations due under capital leases,
            net of current portion                      $ 15,091
                                                        ========


NOTE 12   STOCK PURCHASE WARRANTS

In connection with various consulting agreements with affiliates, the Company issued various Warrant Purchase Agreements, that granted the right to purchase 300,000 shares at an exercise price of $.30 per share and 150,000 common shares at an exercise price of $.70 per share. As of December 31, 2000, no common shares have been issued through the exercise of such Warrant Purchase Agreements. These Warrant Purchase Agreements were all converted to common stock in 2001 as a part of the acquisitions of MedSmart by NHLT.

NOTE 13   COMMITMENTS AND CONTINGENCIES

As a part of a software development agreement, dated September 1, 1999, the Company is commited to paying royalties on net POWERx revenues of 8% and 10% on new membership cards and transaction cards, respectively, and 8% on all renewal POWERx revenues for as long as the software development agreement is in place. The Company may terminate the software agreement with 30 days notice.

As a part of the Company's purchase of the POWERx rights in October 1999, the Company is obligated to NHLT to pay 10% of new net POWERx revenues, or at the Company's option, a fixed one-time fee of $2.50 per card, and for renewal cards the Company pays to NHLT 4% of renewal net POWERx revenues, or again at the Company's option, a fixed one-time fee of $1.00 per renewal card.

Various claims may be asserted or threatened to be asserted against the Company in the normal course of business. In the event such claims are asserted and the Company believes such claims have no merit, the Company will vigoursly defend these claims. The Company is not aware of any claims asserted or threatened to be asserted against the Company and no provision for claims has been made in these financial statements.

NOTE 14   SUBSEQUENT EVENTS

On January 22, 2001, the Company was acquired for a majority of the outstanding common stock of NHLT pursuant to the Plan. The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001.

Pursuant to the Plan, substantially all of the Notes Payable to Affiliates, including accrued interest on the notes, and the Advances Payable to Affiliates, $1,357,614, $114,358 and $108,177, respectively, at December 31, 2000, were converted to equity capital of the Company on January 22, 2001.

Furthermore, all the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT. The Company then became a wholly owned subsidiary of NHLT and the Company's former stockholders now collectively hold 130,000,000 of New Common Stock of NHLT. Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT's New Common Stock for $600,000 cash ($.0133 per share). The five investors included three family partnerships and one individual, all of whom were Company stockholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange of the Company's shares, each of these purchasers will become a holder of more than 5% of NHLT's common stock after implementation of the Plan. All of the 45,000,000 shares and the 130,000,000 shares of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.

As contemplated by the Plan, the former Company stockholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of directors.

NATIONAL HEALTH & SAFETY CORPORATION AND MEDSMART HEALTHCARE NETWORK, INC.
               UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                             DECEMBER 31, 2000

					MedSmart		National Health
					Healthcare		& Safety      				Proforma
					Network, Inc.	Corporation		Proforma		Consolidated
					(Audited)		(Unaudited)		Adjustments		(Unaudited)
CURRENT ASSETS
  Cash	                       $4,361 	       $15,688           $-0-         $   20,049
  Accounts receivable,net            $542              $18,698           $-0-         $   19,240
  Note and Debtor in
   Possession receivables,
   net	                      $255,750             $   -0-      $(255,750)        $      -0-
                               -----------          ----------      ---------         -----------
     Total Current Assets         $260,653             $34,386      $    -0-          $   39,289
                               -----------          ----------      ---------         -----------

INVESTMENT IN SUBSIDIARY	  $      -0-             $   -0-      $    -0-          $      -0-

PROPERTY AND EQUIPMENT, net	  $   53,367             $   -0-      $    -0-          $   53,367

OTHER ASSETS
  POWERx brand acquisition
   costs	                      $210,593             $   -0-      $    -0-          $  210,593
  Software development	          $206,639             $   -0-      $    -0-          $  206,639
  Less:  accumulated
   amortization                 $ (100,953)            $   -0-      $    -0-          $ (100,953)
                               -----------          ----------      ---------         -----------
  					  $  316,279             $   -0-      $    -0-          $  316,279
  Deposits	                    $    6,593             $   -0-      $    -0-          $    6,593
                               -----------          ----------      ---------         -----------
      Total Other Assets        $  322,872             $   -0-      $    -0-          $  322,872
                               -----------          ----------      ---------         -----------
TOTAL ASSETS	              $  636,892             $34,386      $    -0-          $  415,528
                               ===========          ==========      =========         ===========

LIABILITIES
-----------
PAYABLES
  Accounts payable (including
   $24,839 to affiliates)	   $  99,092             $189,374     $    -0-          $  288,466
  Notes payable to affiliates
   (including accrued interest
   of $114,358)              	  $1,471,972             $    -0-     $(1,435,972)      $   36,000
  Advances payable to
    affiliates                   $ 108,177             $    -0-     $  (108,177)      $      -0-
  Capital leases payable-
    current portion              $  10,960             $    -0-     $       -0-       $   10,960
  Debtor in possession
    financing                    $     -0-             $255,750     $  (255,750)      $      -0-
  Administrative claims payable  $     -0-             $133,413     $       -0-       $  133,413
                               -----------          ------------     -----------       -----------

TOTAL CURRENT LIABILITIES	  $1,690,201             $578,537     $       -0-       $  468,839
  Secured and unsecured
   creditors payable        	   $     -0-           $4,344,951     $       -0-       $4,344,951
  Capital Leases Payable-Net
   of Current Portion	         $  15,091           $      -0-     $       -0-       $   15,091
                               -----------          -----------     -----------       -----------
  TOTAL LIABILITIES	        $1,705,292           $4,923,488     $       -0-       $4,828,881
                               ===========          ===========     ===========       ===========

STOCKHOLDERS' EQUITY
  Preferred Stock               $      -0-          $         14    $        -0-      $       14
  Common                        $   40,945          $     58,804    $    (40,945)     $   58,804
  Paid in Capital               $  159,555          $  9,482,308    $   (159,555)     $9,482,308

  Retained Earnings (Deficit)   $ (204,236)         $(14,174,509)   $    204,236      $(14,174,509)

  Current Period Profit (Loss)  $(1,064,664)        $   (255,719)   $  1,064,664      $ (255,719)

  Equity in Subsidiary          $       -0-         $        -0-    $    475,749      $  475,749
                               ------------         ------------     -----------       -----------
TOTAL STOCKHOLDERS' EQUITY      $(1,068,400)        $(4,889,102)                      $(4,413,353)

TOTAL LIABILITIES &
  STOCKHOLDERS' EQUITY          $   636,892         $    34,386                       $   415,528
                               ============         ============     ============     ===========


NATIONAL HEALTH & SAFETY CORPORATION AND MEDSMART HEALTHCARE NETWORK, INC.
            UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF INCOME
                             DECEMBER 31, 2000

					MedSmart		National Health
					Healthcare		& Safety      				Proforma
					Network, Inc.	Corporation		Proforma		Consolidated
					(Audited)		(Unaudited)		Adjustments		(Unaudited)
INCOME STATEMENT
REVENUE
  Membership income               $49,996                 $-0-                           $49,996
  Consulting income                  $-0-               $4,341                            $4,341
                               ------------         ------------     -----------       -----------
                                  $49,996               $4,341                           $54,337
COST OF SALES                     $12,911                 $185                           $13,096
                               ------------         ------------     -----------       -----------
GROSS PROFIT                      $37,085               $4,156                           $41,241
                               ------------         ------------     -----------       -----------
EXPENSES
  General and administrative     $866,444             $190,958                        $1,057,402
  Depreciation and amortization  $119,352                 $-0-                          $119,352
  Interest                       $115,953              $18,571                          $134,524
                               ------------         ------------     -----------       -----------
TOTAL EXPENSES                 $1,101,749             $209,529                        $1,311,278

Net loss before provision
for income taxes              $(1,064,664)           $(205,373)                       $(1,270,037)
Other income (expense)               $-0-             $(50,346)                          $(50,346))
Provision for income taxes           $-0-                 $-0-                               $-0-
                               ------------         ------------     -----------       -----------
NET LOSS                      $(1,064,664)           $(255,719)                       $(1,320,383)

LOSS PER SHARE
  Basic                            $(0.26)             $(0.004)                           $(0.007)
                               ============         ============     ===========       ===========

  Weighted average shares
   outstanding - basic          4,091,426           59,634,062                         189,634,062
                               ============         ============     ===========       ===========

                     MEDSMART HEALTHCARE NETWORK, INC.
       EXPLANATION TO THE PROFORMA FINANCIAL STATEMENT PRESENTATION


On January 22, 2001, MedSmart Healthcare Network, Inc., a Nevada corporation, (the "Company") was acquired for a majority of the outstanding common stock of National Health & Safety Corporation, a Utah corporation, ("NHLT"). This acquisition was done pursuant to NHLT's Fourth Amended Disclosure Statement with Respect to Fourth Amended Joint Plan of Reorganization dated August 21, 2000, filed in the United States Bankruptcy Court Eastern District of Pennsylvania (the "Plan"). The Plan was confirmed on November 27, 2000, and implemented on January 22, 2001.

The Company's principal business activities consist of the marketing and distribution of the POWERx brand name memberships through the Company's benefits network. POWERx memberships are designed to be a complementary benefit to most individual standard health insurance plans and corporate health and leisure benefit packages. The Company, considered a development stage entity defined under SFAS No. 7, acquired the rights to the POWERx brand name from NHLT, operating as a debtor in possession, in October 1999, in accordance with the United States Bankruptcy Court's approval in August 1999.

With respect to the Company, the acquisition by NHLT took place in two steps. First, pursuant to the Plan, substantially all of the Notes Payable to Affiliates and all the Advances Payable to Affiliates, $1,471,972 and $108,177, respectively, at December 31, 2000, as reflected on the Company's financial statements were converted to equity capital of the Company on January 22, 2001. The remainder of the Notes Payable to Affiliates not converted to equity will be exchanged for a new note at 9% interest per annum for one year from date of issuance. Second, all the holders of all of the issued and outstanding shares of common stock of the Company exchanged their shares for newly issued common shares ("New Common Stock") of NHLT so that the Company became a wholly owned subsidiary of NHLT and the Company's shareholders now collectively hold 130,000,000 of New Common Stock of NHLT as of January 22, 2001. All of the 130,000,000 shares of the New Common Stock were issued pursuant to the exemption from registration requirements of the Securities Act of 1933 (the "Act") contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144. As contemplated by the Plan, the former Company shareholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of directors.

The proforma consolidated financial statements of the Company (audited) and NHLT (unaudited) reflect the results for the year ended December 31, 2000. The proforma consolidated balance sheet reflects the Company's conversion of debt to equity, the elimination of the Company's stockholder's equity, NHLT's equity in the Company upon conversion of the debt and the elimination of the intercompany debtor in possession financing. There were no proforma adjustments to the proforma consolidated income statement.